Exhibit 10.4

Confidential Treatment Requested. Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “[Redacted].” A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO

PURCHASE, SALE AND SERVICING TRANSFER AGREEMENT

This SECOND AMENDMENT TO PURCHASE, SALE AND SERVICING TRANSFER AGREEMENT, dated as of June 1, 2005, (this “Amendment”) is made and entered into as of October 24, 2005, by and among Federated Department Stores, Inc., a Delaware corporation (“FDS”), FDS Bank, a federally-chartered stock savings bank (“FDS Bank”), Prime II Receivables Corporation, a Delaware corporation (“Prime II”), Macy’s Department Stores, Inc., an Ohio corporation and a wholly-owned subsidiary of FDS (“Macy’s”), Bloomingdale’s, Inc., an Ohio corporation and a wholly-owned subsidiary of FDS (“Bloomingdale’s”), and Citibank, N.A., a national banking association (the “Purchaser”).

WHEREAS, FDS, FDS Bank, Prime II and Purchaser are parties to that certain Purchase, Sale and Servicing Transfer Agreement dated as of June 1, 2005, as amended by the letter agreement (the “First Amendment”) dated August 22, 2005 (the “Purchase Agreement”);

WHEREAS, the parties hereto have agreed that Macy’s and Bloomingdale’s shall be parties to the Purchase Agreement and to make certain other changes to the Purchase Agreement as set forth herein; and

WHEREAS, the parties hereto desire to amend the Purchase Agreement in accordance with Section 13.4 of the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Defined Terms. Capitalized terms used without definition in this Amendment have the meanings assigned to them in the Purchase Agreement.

2. Amendment of Section 1.1.

(a) The definition of “Charged Off Accounts” in Section 1.1 of the Purchase Agreement is hereby amended by replacing such definition in its entirety with the following definition:

“Charged Off Accounts” means, collectively, all Credit Card Accounts that (a) would constitute FDS Accounts, but for clause (iii) of the definition of FDS Accounts, (b) would constitute GE/Macy’s Accounts but for clause (iii) of the definition of GE/Macy’s Accounts, and (c) would constitute May Accounts but for clause (ii) of the definition of May Accounts.

(b) The definition of “Credit Card Account” in Section 1.1 of the Purchase Agreement is hereby amended by adding the words “or an Employee Account” immediately after the words “which is recorded as an Account” and immediately before the words “on the computer system”.

(c) The following definition is hereby added to Section 1.1 of the Purchase Agreement immediately before the defined term “Employees”:

“Employee Accounts” has the meaning set forth in the Program Agreement.

(d) The definition of “FDS Account” in Section 1.1 of the Purchase Agreement is hereby amended by replacing such definition in its entirety with the following definition:

“FDS Account” means any Credit Card Account that exists and is owned by FDS or one of its Subsidiaries as of the First Cut-Off Time, other than (i) any GE/Macy’s Account or any May Account, (ii) any Employee Account and (iii) any Credit Card Account that, as of the First Cut-Off Time, has been (or should have been) charged off in accordance with the Sellers’ standard policies and procedures as in effect on the date of this Agreement.

(e) Clause (2) of the definition of “FDS Assets” in Section 1.1 of the Purchase Agreement is hereby amended by replacing such clause in its entirety with the following:

(2) as of the First Cut-Off Time, the Gross Receivables (other than Prime Securitization Receivables) on the FDS Accounts and the Employee Accounts that but for clause (ii) of the definition of FDS Account would be FDS Accounts;

(f) The definition of “First Cut-Off Time” in Section 1.1 of the Purchase Agreement is hereby amended by replacing such definition in its entirety with the following definition:

“First Cut-Off Time” means the close of business of the Sellers on the date that is one day prior to the First Closing Date. At least two Business Days prior to the First Closing Date, the parties hereto shall agree upon the time zone cut-offs and systemic cut-off procedures applicable to the First Cut-Off Time.

(g) The definition of “GE/Macy’s Account” in Section 1.1 of the Purchase Agreement is hereby amended by replacing such definition in its entirety with the following definition:

“GE/Macy’s Account” means a Credit Card Account owned by GE Bank or one of its Affiliates as of the Second Cut-Off Time and governed by the GE/Macy’s Program Agreement that exists as of the Second Cut-Off Time, other than (i) any May Account, (ii) any Employee Account and (iii) any Credit Card Account that, as of the Second Cut-Off Time, has been (or should have been) charged off in accordance with the standard policies and procedures of GE Bank as in effect as of the date of this Agreement.

(h) Clause (2) of the definition of “GE/Macy’s Assets” in Section 1.1 of the Purchase Agreement is hereby amended by replacing such clause in its entirety with the following:

(2) as of the Second Cut-Off Time, the Gross Receivables on the GE/Macy’s Accounts and the Employee Accounts that but for clause (ii) of the definition of GE/Macy’s Account would be GE/Macy’s Accounts;

(i) The definition of “Gross Receivables” in Section 1.1 of the Purchase Agreement is hereby amended by replacing such definition in its entirety with the following definition:

“Gross Receivables” means amounts owing (net of credit balances) to the Sellers from Cardholders with respect to Accounts and Employee Accounts (in each case, including outstanding loans, cash advances, balance consolidation receivables and other extensions of credit, accrued finance charges and late charges, whether or not posted, and any other accrued fees, charges and interest assessed on such Accounts and Employee Accounts, whether or not posted).

(j) The definition of “May Account” in Section 1.1 of the Purchase Agreement is hereby amended by replacing such definition in its entirety with the following definition:

“May Account” means a Credit Card Account owned by FDS or a Subsidiary of FDS prior to the Third Closing and associated with a retail division of May Co. as conducted as of the closing of May Merger (or a successor to such business as conducted by FDS and its Subsidiaries following the May Merger) that exists as of the Third Cut-Off Time, other than (i) any Employee Account and (ii) any Credit Card Account that, as of the Third Cut-Off Time, has been (or should have been) charged off in accordance with May Bank’s or the Sellers’ standard policies and procedures as in effect on the date of this Agreement.

(k) Clause (2) of the definition of “May Assets” in Section 1.1 of the Purchase Agreement is hereby amended by replacing such clause in its entirety with the following:

(2) as of the Third Cut-Off Time, the Gross Receivables on the May Accounts and the Employee Accounts that but for clause (i) of the definition of May Account would be May Accounts;

3. Amendment to Section 2.1. Section 2.1 of the Purchase Agreement is hereby amended by replacing such Section in its entirety with the following:

On the terms and subject to the conditions of this Agreement, at the First Closing and effective from and after the First Closing Date, the Sellers shall sell, convey and assign (or cause their Subsidiaries to sell, convey and assign) to the Purchaser, or in the case of the Prime Stock, to an Affiliate of the Purchaser, free and clear of all Liens, except Permissible Liens, and the Purchaser or an Affiliate of the Purchaser shall purchase, the FDS Assets and the Prime Stock. Immediately following receipt of the FDS Assets, the Purchaser shall transfer, contribute or otherwise assign to CEBA Bank the FDS Assets other than those assets described in clauses (2) and (8) of the definition of FDS Assets and clause (13) of such definition to the extent relating principally to the assets listed in clauses (2) and (8) of such definition.

4. Amendment to Section 2.4. Section 2.4(a) of the Purchase Agreement is hereby amended by replacing such Section in its entirety with the following:

(a) The closing (the “First Closing”) of the purchase and sale of the FDS Assets and the Prime Stock and the assumption of the FDS Liabilities hereunder (collectively, the “First Purchase and Assumption”) shall take place at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, or by facsimile transmission on October 24, 2005 or at such other date or location as the parties hereto jointly designate in writing (the “First Closing Date”).

5. Amendment of Section 5.1(l). Clauses (1) and (2) of Section 5.1(l) of the Purchase Agreement are hereby amended by replacing such clauses in their entirety as follows:

(1) FDS Bank, Prime or Prime II is the sole owner of and has good and marketable title to (X) the FDS Accounts, (Y) the Gross Receivables on the FDS Accounts and the Employee Accounts that but for clause (ii) of the definition of FDS Accounts would be FDS Accounts, and (Z) the Prime Securitization Assets (subject in each case to the rights, claims and interests arising under the Securitization Documents). Upon the First Closing, subject to the filing of appropriate financing statements and all required continuations, amendments and replacements thereof, all right, title and interest in and to (X) the FDS Accounts, (Y) the Gross Receivables on the FDS Accounts and the Employee Accounts that but for clause (ii) of the definition of FDS Accounts would be FDS Accounts, and (Z) the Prime Securitization Assets shall vest or be vested in the Purchaser free and clear of all Liens other than Permissible Liens (and subject in each case to the rights, claims and interests arising under the Securitization Documents).

(2) As of the Second Closing, FDS Bank shall be the sole owner of and have good and marketable title to (Y) the GE/Macy’s Accounts and (Z) the Gross Receivables on the GE/Macy’s Accounts and the Employee Accounts that but for clause (ii) of the definition of GE/Macy’s Accounts would be GE/Macy’s Accounts. This Agreement shall, following the Second Closing Date, and subject to the filing of appropriate financing statements and all required continuations, amendments and replacements thereof, vest in the Purchaser all right, title and interest in and to (Y) the GE/Macy’s Accounts and (Z) the Gross Receivables on the GE/Macy’s Accounts and the Employee Accounts that but for clause (ii) of the definition of GE/Macy’s Accounts would be GE/Macy’s Accounts, free and clear of all Liens other than Permissible Liens.

6. Amendment of Section 6.4(g). Section 6.4(g) of the Purchase Agreement is hereby amended by replacing such Section in its entirety as follows:

(g) The parties agree that if so requested by FDS not later than the earlier to occur of (i) fifteen (15) days prior to the First Closing Date and (ii) the date on which the Purchaser has received all Requisite Regulatory Approvals required to be obtained by it, the parties will negotiate in good faith with respect to such mutually acceptable changes to the terms of this Agreement and the Program Agreement as FDS may reasonably request in order to maintain the status of FDS Bank as a savings association in good standing with the Office of Thrift Supervision, including without limitation amending such agreements to provide that some or all of the Employee Accounts shall be retained following the First Closing at FDS Bank; provided, however, that, in the event FDS Bank is liquidated or voluntarily dissolved, the parties agree that the Employee Accounts will be transferred to CEBA Bank prior to such liquidation or dissolution; provided, further however, that no such changes shall be made to the extent they would affect the ability of the Purchaser and the CEBA Bank to file a consolidated federal income Tax Return following the First Closing Date in accordance with Section 6.14 (d).

7. Amendment of Section 6.17. Section 6.17 of the Purchase Agreement is hereby amended by replacing clause (ii) of the second sentence of such Section in its entirety with the following:

(ii) prepare all daily and monthly reports required in accordance with the Prime Pooling and Servicing Agreement (it being understood that the annual servicer’s certificate and the annual independent accounts’ report otherwise required to be delivered under the Prime Pooling and Servicing Agreement shall be waived by Bank following repayment of the investor certificates issued by Prime Master Trust in full)

8. Amendment to Section 7.1(i). Section 7.1(i) of the Purchase Agreement is hereby amended by replacing the words “Participating Member in the VISA Partnership Program” with the words “member of the Cardholder Association”.

9. Amendment to Section 7.2(c). Section 7.2(c) of the Purchase Agreement is hereby amended by replacing the words “each Sellers’ behalf by an executive officer of each Seller” with “FDS’s behalf by an executive officer of FDS”.

10. Amendment of Schedule 1.1(a). Schedule 1.1(a) of the Purchase Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 1.1(a) attached hereto.

11. Amendment of Schedule 1.1(b)(1). Schedule 1.1(b)(1) of the Purchase Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 1.1(b)(1) attached hereto.

12. Amendment of Schedule 1.1(b)(2). Schedule 1.1(b)(2) of the Purchase Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 1.1(b)(2) attached hereto.

13. Amendment of Schedule 1.1(b)(3). Schedule 1.1(b)(3) of the Purchase Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 1.1(b)(3) attached hereto.

14. Amendment of Schedule 5.1(c). Schedule 5.1(c) of the Purchase Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 5.1(c) attached hereto.

15. Macy’s and Bloomingdales. The parties hereto hereby agree that Macy’s and Bloomingdale’s shall be parties to the Purchase Agreement.

16. Capacity; Authorization; Validity.

(a) FDS hereby represents and warrants to Bank as of the date hereof:

(i) Each FDS Company has all necessary corporate or similar power and authority to (A) execute and enter into this Amendment and (B) perform the obligations required of such FDS Company hereunder and the other documents, instruments and agreements to be executed and delivered by such FDS Company pursuant hereto.

(ii) The execution and delivery by the FDS Companies of this Amendment and all documents, instruments and agreements executed and delivered by the FDS Companies pursuant hereto, and the consummation by the FDS Companies of the transactions specified herein, have been duly and validly authorized and approved by all necessary corporate or similar actions of the FDS Companies.

(iii) This Amendment (A) has been duly executed and delivered by the FDS Companies, (B) constitutes the valid and legally binding obligation of the FDS Companies, and (C) is enforceable against the FDS Companies in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

(b) Bank hereby represents and warrants to the Sellers as of the date hereof:

(i) Bank has all necessary corporate or similar power and authority to (A) execute and enter into this Amendment and (B) perform the obligations required of it hereunder and the other documents, instruments and agreements to be executed and delivered by Bank pursuant hereto.

(ii) The execution and delivery by Bank of this Amendment and all documents, instruments and agreements executed and delivered by Bank pursuant hereto, and the consummation by Bank of the transactions specified herein, has been duly and validly authorized and approved by all necessary corporate or similar actions of Bank.

(iii) This Amendment (A) has been duly executed and delivered by Bank, (B) constitutes the valid and legally binding obligation of Bank and (C) is enforceable against Bank in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

17. Effect of Amendment. This Amendment is hereby incorporated into and made a part of the Purchase Agreement. Except as amended by this Amendment, all terms and provisions of the Purchase Agreement shall continue and remain in full force and effect and binding upon the parties thereto.

18. Binding Effect. This Amendment shall be binding in all respects and inure to the benefit of the successors and permitted assigns of the parties hereto.

19. Governing Law. This Amendment and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made to be performed within such State and applicable federal law.

20. Counterparts/Facsimiles. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. Any facsimile of an executed counterpart shall be deemed an original.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first above written.

CITIBANK, N.A.

By:	/s/ Ray Quinlan
Name: Ray Quinlan
Title: Executive Vice President

FEDERATED DEPARTMENT STORES, INC.

By:	/s/ Karen M. Hoguet
Name: Karen M. Hoguet
Title: Executive Vice President and Chief Financial Officer

FDS BANK

By:	/s/ Susan R. Robinson
Name: Susan R. Robinson
Title: Treasurer

PRIME II RECEIVABLES CORPORATION

By:	/s/ Susan P. Storer
Name: Susan P. Storer
Title: President

MACY’S DEPARTMENT STORES, INC.

By:	/s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Vice President

BLOOMINGDALES, INC.

By:	/s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Vice President

Schedule 1.1(a)

Assigned Contracts

•	Visa-Branded Federated Department Stores Co-Branded Card Program Agreement dated October 22, 2002 between FDS Bank (“FDSB”) and Visa U.S.A. Inc. (“Visa”)

•	Visa Incentive Network Issuer Participation Agreement between FDSB and Visa effective as of May 2, 2005.

•	Debt Cancellation Joint Marketing and Administrative Services Agreement between AON Enterprise Insurance Services, Inc., FACS Group, Inc. (“FACS”), and FDSB dated _______, 2001, as amended.[1]

•	Assurant contracts:

o	FACS and American Bankers Insurance Accidental Death Program Agreement effective February 1, 1998 between FACS and American Bankers Insurance Group. [run off]

o	Insurance Service Agreement effective July 1, 2002 among Fortis Benefits Insurance, FACS, iTrust Insurance Agency, Inc. (“iTrust”), and FACS Insurance Agency, Inc. (“FACS Insurance Agency”).

o	Subscription Agreement to National Bank of Commerce, Trustee, from Federated Department Stores, Inc., executed by Federated Department Stores, Inc. on May 26, 1998, by National Bank of Commerce, Trustee on June 16, 1998, and by American Bankers Life Assurance Company of Florida and American Bankers Insurance Company of Florida.

•	Marketing Agreement dated as of February ______, 2002 between FACS and FDSB and Trilegiant Corporation, as amended.

•	Revenue Enhancements Products Agreement between FACS, iTrust, and National Union Fire Insurance Company of Pittsburgh, PA dated as of October 1, 2002.

•	Joint Marketing Agreement dated as of June 23, 2001 between FACS and FDSB and Progeny Marketing Innovations LLC (f/k/a FISI*Madison L.L.C.), as amended.

•	Consumer Credit Information and Credit Card Fraud Alert Registry Service Agreement between CreditComm Service LLC and FACS dated April 5, 1999. [run off]

[1]

Contract assigned in part (by agreement of the parties hereto) pursuant to the Second Amendment to the Debt Cancellation Joint Marketing and Administrative Services Agreement between FACS Group, Inc., FDS Bank, AON Integramark, a division of Affinity Insurance Services, Inc., and Department Stores National Bank.

•	Joint Marketing Agreement between FACS and Health Benefit Service Incorporated dated September 1, 2002. [run off]

•	Joint Marketing Agreement between FACS, FDSB, iTrust, and Aegon Direct Marketing Services, Inc. dated January 1, 2002. [run off]

•	Promotion and Marketing Agreement between Signature Agency, Inc. and FACS dated December 11, 2001. [run off]

•	Agreement between Financial and Credit Services Group (sic) and Montgomery Ward Enterprises, Inc. and The Signature Life Insurance Company of America [run off]

•	Mailing Agreement between The FACS Group (Rich’s Department Stores) (sic) and Credit Card Sentinel (CCS) dated August 3, 1990. [run off]

•	Agreement between FACS, iTrust and Union Fidelity Life Insurance Company dated March 1, 2002. [run off]

•	Service Agreement between Beneficial Standard Life Insurance Company (“Beneficial”) and Jordan Marsh Company effective September 1, 1970 and dated April 2, 1970, as amended. [run off]

•	Insurance Service Agreement between Beneficial and Shillito Rikes (a division of Federated Department Stores, Inc.) effective August 30, 1985, as assigned to Lazarus Agency Group, Inc. [run off]

•	Service Agreement between Allied Stores Corporation and Beneficial effective October 1, 1977. [run off]

•	Marketing Agreement between American Leisure Industries, Inc. and Goldsmiths Department Store (sic) dated October 6, 1987 as amended. [run off]

•	Service Agreement between Rich’s, a division of Federated Department Stores, Inc., Bankers Security Life Insurance Society and Coverdell & Company, Inc. dated May 1, 1986. [run off]

•	Agreement between Rich’s, a division of Federated Department Stores, Inc., and Coverdell & Company, Inc. dated October 15, 1987. [run off]

•	Insurance Marketing and Administrative Agreement between Federated/Allied Credit Services (sic) and Coverdell & Company, Inc. dated October 10, 1990. [run off]

•	Agreement between FACS and Coverdell & Company, Inc. dated June 20, 1994 regarding service fee adjustment on previously offered services. [run off]

•	20 1-page Agreements between General Vitamin Corporation and various divisions of Federated Department Stores dated 1997-1999. [run off]

•	Insurance Producer Agreement between FACS, iTrust, FACS Insurance Agency, Balboa Insurance Company, and Meritplan Insurance Company

Schedule 1.1(b)(1)

First Closing Statement

FDS Purchase Price

1.	Visa Receivables [redacted]

(a)	[redacted]

Plus

(b)	[redacted]

Plus

2.	Private Label Receivables [redacted]

(a)	[redacted]

Plus

(b)	[redacted]

Plus

(c)	[redacted]

Plus

(d)	[redacted]

Minus

(e)	[redacted]

Equals

3.	[redacted]

Plus

4.	[redacted]

Schedule 1.1(b)(2)

Second Closing Statement

GE/Macy’s Purchase Price

1.	Visa Receivables [redacted]

(a)	[redacted]

Plus

(b)	[redacted]

Plus

2.	Private Label Receivables [redacted]

(a)	[redacted]

Plus

(b)	[redacted]

Plus

(c)	[redacted]

Equals

3.	[redacted]

Plus

4.	[redacted]

Schedule 1.1(b)(3)

Third Closing Statement

May Purchase Price

1.	Visa Receivables [redacted]

(a)	[redacted]

Plus

(b)	[redacted]

Plus

2.	Private Label Receivables [redacted]

(a)	[redacted]

Plus

(b)	[redacted]

Plus

(c)	[redacted]

Equals

3.	[redacted]

Plus

4.	[redacted]

Schedule 5.1(c)

Governmental and Third Party Consents

Requisite Regulatory Approvals

•	HSR, if applicable.

•	Bank Merger Act with respect to each of the First Purchase and Assumption, the Second Purchase and Assumption and the Third Purchase and Assumption.

•	OTS approval with respect to each of the First Purchase and Assumption, the Second Purchase and Assumption and the Third Purchase and Assumption.

•	OCC approval and OTS approval with respect to the purchase of the CEBA Equity Interests.

Third Party Consents

•

Services Agreement for Custom Scoring Models between Experian Information Solutions, Inc. and FACS dated June 7, 2004, as amended. [Contract to be amended to permit the activities contemplated by the Program Agreement.]

•

FACS GROUP, INC. AGREEMENT between FACS and Fair, Isaac and Company, Incorporated (“FICO”) signed June 26 and June 30, 1998 (prop behavior scorecard). [Contract to be amended to permit the activities contemplated by the Program Agreement.]

•

FINGERHUT CORPORATION TRIAD SOFTWARE SYSTEM LICENSE AGREEMENT between Fingerhut Corporation (“Fingerhut”) and FICO signed August 7 and 13, 1997, as assigned by Fingerhut to FACS in Assignment and Assumption Agreement between Fingerhut, FACS, and FICO dated May 24, 2000, as amended. [Contract to be amended to permit the activities contemplated by the Program Agreement.]

•	Assurant contracts:

FACS and American Bankers Insurance Accidental Death Program Agreement effective February 1, 1998 between FACS and American Bankers Insurance Group. [run off]

Insurance Service Agreement effective July 1, 2002 among Fortis Benefits Insurance, FACS, iTrust Insurance Agency, Inc. (“iTrust”), and FACS Insurance Agency, Inc. (“FACS Insurance Agency”).

•	Marketing Agreement dated as of February ______, 2002 between FACS and FDSB and Trilegiant Corporation, as amended.

•	Revenue Enhancements Products Agreement between FACS, iTrust, and National Union Fire Insurance Company of Pittsburgh, PA dated as of October 1, 2002.

•	Joint Marketing Agreement dated June __, 2001 between FACS and FDSB and Progeny Marketing Innovations LLC (f/k/a FISI*Madison L.L.C.), as amended

•	Consumer Credit Information and Credit Card Fraud Alert Registry Service Agreement between CreditComm Service LLC and FACS dated April 5, 1999. [run off]

•	Perpetual License Agreement, by and between Group 1 Software, Inc. and Federated Systems Group, Inc. dated March 30, 1990 and Addenda #2-11

•	Software License Agreement by and between Vanguard Integrity Professionals and Federated Systems Group, Inc. dated September 29, 1997

•	License Agreement, by and between The Systems Center, Inc. and The Sabre Group, dated June 28, 1988

•	Software Program Product License Agreement, by and between Software Engineering of America and The Sabre Group, dated October 15, 1987

•	Software Program Product License Agreement, by and between Software Engineering of America and The Sabre Group, dated August 28, 1989

•	Proprietary Software License Agreement, by and between Advanced Software Technologies Company, Ltd. and The Sabre Group dated January 28, 1988

•	CPU License Agreement, by and between Levi, Ray & Shoup, Inc. and Federated Systems Group, Inc. dated March 11, 1998

•	Software License and Services Agreement, by and between LBSS, Inc. and Federated Systems Group, Inc. dated November 3, 2000

•	Permanent License Agreement for Proprietary Software Products and Maintenance, by and between Compuware Corporation and The Sabre Group, dated March 28, 1986

•	Enterprise Addendum, by and between Compuware Corporation and Federated Systems Group, Inc., dated August 31. 2001 and Enterprise Schedule No. 1

•	Order Form executed October 27, 1999, between Computer Associates International, Inc. and Federated Systems Group, Inc., with addenda and supplements.